SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   October 29, 2012

OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-53713	27-0383995
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN	56538-0496
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (866) 410-8780

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

Otter Tail Corporation Credit Agreement

On October 29, 2012, Otter Tail Corporation (the “Company”) entered into a Third Amended and Restated Credit Agreement (the “Otter Tail Credit Agreement”) with the Banks named therein, Bank of America, N.A. (“Bank of America”) and JPMorgan Chase Bank, N.A. (“JPMorgan”), as Co-Syndication Agents, KeyBank National Association (“KeyBank”), as Documentation Agent, U.S. Bank National Association (“U.S. Bank”), as administrative agent for the Banks, and U.S. Bank, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and J.P. Morgan Securities LLC (“JPMS”), as Joint Lead Arrangers and Joint Book Runners.  The Otter Tail Credit Agreement provides for an unsecured revolving credit facility with a $150 million line of credit that the Company can draw on to refinance certain indebtedness and support the operations of the Company and its subsidiaries, including letters of credit in an aggregate amount not to exceed $40 million outstanding at any time.  The line of credit may be increased to $250 million on the terms and subject to the conditions described in the Otter Tail Credit Agreement and is set to expire on October 29, 2017. Borrowings under the Otter Tail Credit Agreement will bear interest at LIBOR plus 1.75%, subject to adjustment based on the senior unsecured credit ratings of the Company. The Company is required to pay the Banks commitment fees based on the average daily unused amount available to be drawn under the revolving credit facility.  The Otter Tail Credit Agreement amends and restates the Second Amended and Restated Credit Agreement (the “Prior Otter Tail Credit Agreement”) dated as of May 4, 2010, which provided for a $200 million line of credit and was set to expire on May 4, 2013.

The Otter Tail Credit Agreement, which is filed as Exhibit 4.1 to this Form 8-K, contains a number of restrictions on the businesses of the Company and its “Material Subsidiaries” (as defined in the Otter Tail Credit Agreement, and specifically excluding Otter Tail Power Company), including restrictions on their ability to merge, sell assets, make investments, create or incur liens on assets, guarantee the obligations of any other party, and engage in transactions with related parties. The Otter Tail Credit Agreement also contains certain financial covenants. Specifically, the Company must not permit the ratio of its “Interest-bearing Debt” to “Total Capitalization” (each as defined in the Otter Tail Credit Agreement) to be greater than 0.60 to 1.00 as of the last day of any fiscal quarter of the Company, or permit its “Interest and Dividend Coverage Ratio” (as defined in the Otter Tail Credit Agreement) for any period of four consecutive fiscal quarters to be less than 1.50 to 1.00. The Otter Tail Credit Agreement also contains affirmative covenants and events of default. The Otter Tail Credit Agreement does not include provisions for the termination of the agreement or the acceleration of repayment of amounts outstanding due to changes in the Company’s credit ratings. The Company’s obligations under the Otter Tail Credit Agreement are guaranteed by each of its Material Subsidiaries.

The description of the terms of the Otter Tail Credit Agreement in this Item 1.01 is qualified in its entirety by reference to Exhibit 4.1 to this Form 8-K.

Otter Tail Power Company Credit Agreement

On October 29, 2012, Otter Tail Power Company (“OTP”), a wholly owned subsidiary of the Company, entered into a Second Amended and Restated Credit Agreement (the “OTP Credit Agreement”) with the Banks named therein, JPMorgan and Bank of America, as Co-Syndication Agents, KeyBank and CoBank, ACB (“CoBank”), as Co-Documentation Agents, U.S. Bank, as administrative agent for the Banks, and U.S. Bank, Merrill Lynch and JPMS, as Joint Lead Arrangers and Joint Book Runners.  The OTP Credit Agreement provides for an unsecured revolving credit facility with a $170 million line of credit that OTP can draw on to support the working capital needs and other capital requirements of its operations, including letters of credit in an aggregate amount not to exceed $50 million outstanding at any time.  The line of credit may be increased to $250 million on the terms and subject to the conditions described in the OTP Credit Agreement and is set to expire on October 29, 2017.  Borrowings under the OTP Credit Agreement will bear interest at LIBOR plus 1.25%, subject to adjustment based on the ratings of OTP’s senior unsecured debt.  OTP is required to pay the Banks commitment fees based on the average daily unused amount available to be drawn under the revolving credit facility. The OTP Credit Agreement amends and restates the Amended and Restated Credit Agreement, dated as of March 3, 2011 (the “Prior OTP Credit Agreement”), which provided for a $170 million line of credit and was set to expire on March 3, 2016.

The OTP Credit Agreement, which is filed as Exhibit 4.2 to this Form 8-K, contains a number of restrictions on the business of OTP, including restrictions on its ability to merge, sell assets, make  investments, create or incur liens on assets, guarantee the obligations of any other party, and engage in transactions with related parties. The OTP Credit Agreement also contains affirmative covenants and events of default, as well as a financial covenant under which OTP may not permit the ratio of its Interest-bearing Debt to Total Capitalization (as defined in the OTP Credit Agreement) to be greater than 0.60 to 1.00.  The Prior OTP Credit Agreement included similar covenants and events of default, but also included a financial covenant that is not included in the current OTP Credit Agreement, under which OTP could not permit its Interest and Dividend Coverage Ratio (as defined in the Prior OTP Credit Agreement) to be less than 1.50 to 1.00. The OTP Credit Agreement does not include provisions for the termination of the agreement or the acceleration of repayment of amounts outstanding due to changes in OTP’s credit ratings.  OTP’s obligations under the OTP Credit Agreement are not guaranteed by any other party.

The description of the terms of the OTP Credit Agreement in this Item 1.01 is qualified in its entirety by reference to Exhibit 4.2 to this Form 8-K.

Certain Relationships

Certain of the Banks party to one or both of the Otter Tail Credit Agreement and the OTP Credit Agreement, and/or their affiliates, have had, and may in the future have, investment banking and other commercial dealings with the Company, OTP and their other affiliates, for which such Banks or their affiliates have received and may in the future receive customary compensation. Such dealings have included the following: (i) U.S. Bank, JPMorgan, Bank of America, Merrill Lynch, KeyBank, Wells Fargo, CoBank and Union Bank are parties to the Otter Tail Credit Agreement and the OTP Credit Agreement; (ii) JPMS entered into a Distribution Agreement with the Company on May 14, 2012, pursuant to which the Company may offer and sell its common shares, par value $5.00 per share, from time to time through JPMS, as the Company’s distribution agent for the offer and sale of the shares, up to an aggregate sales price of $75,000,000; (iii) in connection with the offering and sale by the Company of $100,000,000 aggregate principal amount of its 9.000% Notes due 2016 in 2009, JPMS and an affiliate of Bank of America acted as joint book-running managers, an affiliate of U.S. Bank acted as lead manager, and affiliates of Bank of the West (a party to the Otter Tail Credit Agreement), KeyBank and Wells Fargo acted as co-managers; and (iii) Merrill Lynch (an affiliate of Bank of America) acted as placement agent in connection with the 2011 issuance by OTP of its 4.63% Senior Unsecured Notes due December 1, 2021.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 above is incorporated herein by reference.

As of October 29, 2012, letters of credit were outstanding in the approximate amount of $733,000 million under the Otter Tail Credit Agreement, all of which were outstanding under the Prior Otter Tail Credit Agreement immediately prior to the effectiveness of the Otter Tail Credit Agreement.  As of October 29, 2012, approximately $9,051,742 million was outstanding under the OTP Credit Agreement, including $3,175,000 of outstanding letters of credit, all of which (including outstanding letters of credit) was outstanding under the Prior OTP Credit Agreement immediately prior to the effectiveness of the OTP Credit Agreement.

Item 9.01     Financial Statement and Exhibits

(d)         Exhibits

4.1
Third Amended and Restated Credit Agreement dated as of October 29, 2012 among Otter Tail Corporation, the Banks named therein, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as Co-Syndication Agents, KeyBank National Association, as Documentation Agent, U.S. Bank National Association, as administrative agent for the Banks and U.S. Bank National Association, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as Joint Lead Arrangers and Joint Book Runners.

4.2
Second Amended and Restated Credit Agreement dated as of October 29, 2012 among Otter Tail Power Company, the Banks named therein, JPMorgan Chase Bank, N.A. and Bank of America, N.A., as Co-Syndication Agents, KeyBank National Association and CoBank, ACB, as Co-Documentation Agents, U.S. Bank National Association, as administrative agent for the Banks, and U.S. Bank National Association, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as Joint Lead Arrangers and Joint Book Runners.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OTTER TAIL CORPORATION

Date: November 2, 2012

	By:	/s/ Kevin G. Moug
Kevin G. Moug
Chief Financial Officer

EXHIBIT INDEX

Exhibit        Description of Exhibit

4.1
Third Amended and Restated Credit Agreement dated as of October 29, 2012 among Otter Tail Corporation, the Banks named therein, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as Co-Syndication Agents, KeyBank National Association, as Documentation Agent, U.S. Bank National Association, as administrative agent for the Banks and U.S. Bank National Association, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as Joint Lead Arrangers and Joint Book Runners.

4.2
Second Amended and Restated Credit Agreement dated as of October 29, 2012 among Otter Tail Power Company, the Banks named therein, JPMorgan Chase Bank, N.A. and Bank of America, N.A., as Co-Syndication Agents, KeyBank National Association and CoBank, ACB, as Co-Documentation Agents, U.S. Bank National Association, as administrative agent for the Banks, and U.S. Bank National Association, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as Joint Lead Arrangers and Joint Book Runners.